UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009

Celera Corporation

(Exact name of registrant as specified in its charter)

001-34116

(Commission File Number)

Delaware	26-2028576
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, CA 94502

(Address of principal executive offices, with zip code)

(510) 749-4200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 28, 2009, Celera Corporation (“Celera” or the “Company”) issued a news release announcing its financial results for the third quarter of 2009. A copy of the news release is attached hereto as Exhibit 99.1.

To supplement the Company’s financial results presented on a U.S. GAAP basis, the Company’s news release contains non-GAAP financial measures, including non-GAAP loss/income before income taxes, non-GAAP net loss/income and non-GAAP net loss/income per share.

To derive non-GAAP net loss for the three months ended September 26, 2009, the Company excluded amortization of purchased intangible assets, employee-related charges, asset impairments and other charges, litigation related charges and non-cash interest income associated with the termination of the Abbott strategic alliance. To derive non-GAAP net loss for the nine months ended September 26, 2009, the Company excluded amortization of purchased intangible assets, employee-related charges, asset impairments and other charges, litigation related charges, impairment of intangible assets, non-cash interest income associated with the termination of the Abbott strategic alliance, and the tax effect of these items, as well as the effect of state tax rate changes and the tax effect of R&D and other tax credits. To derive non-GAAP net income for the three months ended September 27, 2008, the Company excluded amortization of purchased intangible assets, employee-related charges, asset impairments and other charges and loss on investments. To derive non-GAAP net loss for the nine months ended September 27, 2008, the Company excluded amortization of purchased intangible assets, employee-related charges, asset impairments and other charges, income from a legal settlement, loss on investments and the tax effect of these items, as well as a provision for a deferred tax valuation allowance and the tax effect of R&D and other tax credits.

The Company’s management believes these non-GAAP financial measures provide useful information to investors regarding various financial and business trends relating to the Company’s financial condition and results of operations, and that when GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance.

Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the news release and financial schedules of historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. However, in the case of forward-looking non-GAAP financial measures, the Company has not provided corresponding forward-looking GAAP financial measures. The Company cannot predict the occurrence, timing, or amount of all items that it excludes from forward-looking non-GAAP financial measures but which could potentially be significant to the calculation of the Company’s GAAP financial measures for future fiscal periods. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for GAAP financial measures. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

The information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is furnished with this Current Report on Form 8-K:

99.1     News Release dated October 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERA CORPORATION

Date: October 28, 2009	By:	/S/ SCOTT MILSTEN
Scott Milsten
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1    News Release dated October 28, 2009